Debt	12 Months Ended
Sep. 30, 2012
Debt [Abstract]
Debt
Debt

At September 30, 2012, our Credit Facility and our March 2013 Notes, March 2019 Notes, March 2020 Notes, March 2022 Notes and March 2023 Notes (each as hereinafter defined, the notes collectively “Our Notes”) were unsecured. Our Notes are unsecured unsubordinated obligations that rank equally in right of payment with all of our existing and future unsecured unsubordinated obligations. The notes are effectively subordinated to any of our existing and future secured debt to the extent of the value of the assets securing such debt. Our Notes are redeemable prior to maturity, subject to certain rules and restrictions, and are not subject to any sinking fund requirements. Our Notes, except for our March 2013 Notes, are fully and unconditionally guaranteed by our existing and future wholly-owned U.S. subsidiaries, except for certain present and future unrestricted subsidiaries and certain other limited exceptions. The indentures related to Our Notes restrict us and our subsidiaries from incurring certain liens and entering into certain sale and leaseback transactions, subject to a number of exceptions. Interest on Our Notes is payable in arrears each September and March. Under the terms of the issuance of our March 2019 Notes, March 2020 Notes, March 2022 Notes and March 2023 Notes, we must use commercially reasonable efforts to file a registration statement to exchange each series of notes for new notes of such series with terms substantially identical in all material respects with the notes of such series, to cause the exchange offer registration statement to be declared effective by the SEC under the Securities Act (as hereinafter defined) and to consummate the exchange offer no later than May 17, 2013. If we fail to satisfy our obligations under the registration rights agreement, we will be required to pay additional interest to the holders of each series of notes under certain circumstances until we satisfy our obligations.

The following were individual components of debt (in millions):

	September 30,
	2012	2011
5.625% notes due March 2013(a)	$80.6	$80.9
9.25% notes due March 2016(b)	—	299.2
4.45% notes due March 2019(c)	349.7	—
3.50% notes due March 2020(d)	347.1	—
4.90% notes due March 2022(c)	399.3	—
4.00% notes due March 2023(d)	346.3	—
Term loan facilities(e) (f)	1,222.6	2,223.1
Revolving credit and swing facilities(e) (f)	242.3	238.0
Receivables-backed financing facility(g)	410.0	559.0
Industrial development revenue bonds, bearing interest at variable rates (2.54% at September 30, 2011)(h)	—	17.4
Other debt	14.6	28.2
Total debt	3,412.5	3,445.8
Less current portion of debt	261.3	143.3
Long-term debt due after one year	$3,151.2	$3,302.5

A portion of the debt classified as long-term, which includes the term loans, receivables-backed, revolving and swing facilities, may be paid down earlier than scheduled at our discretion without penalty. During fiscal 2012, 2011, and 2010, amortization of debt issuance costs charged to interest expense was $10.8 million, $7.7 million, and $6.1 million, respectively.

(a)
In March 2003, we sold $100.0 million in aggregate principal amount of our 5.625% notes due March 2013 (“March 2013 Notes”). We are amortizing debt issuance costs of approximately $0.8 million over the term of the March 2013 Notes. In the first quarter of fiscal 2010, we repurchased $19.5 million of our March 2013 Notes at an average price of approximately 98% of par and recorded an aggregate gain on extinguishment of debt of approximately $0.5 million. The amount in the table above is net of hedge adjustments resulting from terminated interest rate swaps and unamortized discount. Giving effect to the amortization of the original issue discount, the terminated fair value hedge adjustments and the debt issuance costs, the effective interest rate on the March 2013 Notes is approximately 5.73%. As discussed below, the February 22, 2012 repayment of our term loan B facility, in conjunction with our then current credit rating removed the security pledge from our March 2013 Notes.

(b)
On March 5, 2008, we issued $200.0 million aggregate principal amount of 9.25% senior notes due March 2016 (“March 2016 Notes”). The March 2016 Notes were originally issued at a discount of $1.4 million and incurred debt issuance costs of $4.7 million. On May 29, 2009, we issued an additional $100.0 million aggregate principal amount of March 2016 Notes (the “Additional Notes”) and as a result incurred debt issuance costs of approximately $2.7 million related to the Additional Notes; these debt issuance costs, together with the original issue debt discount and debt issuance costs, were being amortized through the maturity date of the March 2016 Notes. On March 15, 2012, we redeemed our March 2016 Notes at a redemption price equal to 104.625% of the principal amount of the March 2016 Notes, plus the accrued and unpaid interest. We recorded an aggregate loss on extinguishment of debt of approximately $18.7 million for the redemption premium and to expense unamortized deferred financing and discount costs.

(c)
On February 22, 2012, we issued $350.0 million aggregate principal amount of 4.45% senior notes due March 2019 (“March 2019 Notes”) and issued $400.0 million aggregate principal amount of 4.90% senior notes due March 2022 (“March 2022 Notes”) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). We issued the March 2019 Notes and March 2022 Notes at a discount of approximately $0.3 million and $0.8 million, respectively, and recorded debt issuance costs in connection with the March 2019 Notes and March 2022 Notes of approximately $3.2 million and $3.6 million respectively, which are being amortized over the respective term of the notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the March 2019 Notes and March 2022 Notes are approximately 4.58% and 5.00%, respectively.

(d)
On September 11, 2012, we issued $350.0 million aggregate principal amount of 3.50% senior notes due March 2020 (“March 2020 Notes”) and issued $350.0 million aggregate principal amount of 4.00% senior notes due March 2023 (“March 2023 Notes”) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act. We issued the March 2020 and March 2023 notes at a discount of approximately $3.0 million and $3.7 million, respectively, and recorded debt issuance costs in connection with the March 2020 and March 2023 notes of approximately $2.6 million and $2.7 million, respectively, which are being amortized over the respective term of the notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the March 2020 and March 2023 Notes are approximately 3.75% and 4.20%, respectively. We used the net proceeds from the offering to repay a portion of the outstanding loans under our Terminated Credit Facility (as hereinafter defined) and to pay costs and expenses associated with the transaction. We repaid approximately $288 million outstanding under our revolving credit facility, $345.5 million outstanding under our term loan A facility and $54.5 million outstanding under our term loan A2 facility.

(e)
On September 27, 2012 we entered into an unsecured Amended and Restated Credit Agreement (the “Credit Facility”) with an original maximum principal amount of approximately $2.7 billion before scheduled payments. The Credit Facility includes a $1.475 billion, 5-year revolving credit facility and a $1.223 billion, 5-year term loan facility. All obligations under the Credit Facility are fully and unconditionally guaranteed by our existing and future wholly-owned U.S. subsidiaries, except for certain present and future unrestricted subsidiaries and certain other limited exceptions. In addition, the obligations of Rock-Tenn Company of Canada are guaranteed by Rock-Tenn Company and all such wholly-owned U.S. subsidiaries, as well as by wholly-owned Canadian subsidiaries of RockTenn, other than certain present and future unrestricted subsidiaries and certain other limited exceptions.

Up to $250.0 million under the revolving credit facility may be used for the issuance of letters of credit. In addition, up to $350.0 million of the revolving credit facility may be used to fund borrowings in Canadian dollars. At September 30, 2012 and September 30, 2011, the amount committed under the credit facilities for loans to a Canadian subsidiary was $300.0 million and $300.0 million, respectively. At September 30, 2012, available borrowings under the revolving credit portion of the Credit Facility, reduced by outstanding letters of credit not drawn upon of approximately $54.7 million issued under the Credit Facility and including the application of our maximum leverage ratio, were approximately $935 million.

At our option, borrowings under the Credit Facility bear interest at either a base rate or at the London Interbank Offered Rate (“LIBOR”), plus, in each case, an applicable margin. In addition, advances in Canadian dollars may be made by way of purchases of bankers' acceptances. We are required to pay fees in respect of outstanding letters of credit at a rate equal to the applicable margin for LIBOR-based borrowings based upon a Credit Agreement Leverage Ratio. The following table summarizes the applicable margins and percentages related to the revolving credit facility and term loan of the Credit Facility:

	Range	September 30, 2012
Applicable margin/percentage for determining:
LIBOR-based loans and banker's acceptance advances interest rate (1)	1.375%-2.000%	1.75%
Base rate-based borrowings (1)	0.375%-1.000%	0.75%
Facility commitment (2)	0.200%-0.325%	0.25%

(1)	The rates vary based on our Leverage Ratio, as defined in the Amended and Restated Credit Agreement.

(2)	Applied to the aggregate borrowing availability based on the Leverage Ratio, as defined below.

The variable interest rate, including the applicable margin, on our term loan facility was 1.97% at September 30, 2012. Interest rates on our revolving credit facility for borrowings both in the U.S. and Canada ranged from 3.04% to 4.00% at September 30, 2012.

The Credit Facility contains certain prepayment requirements and customary affirmative and negative covenants. The negative covenants include covenants that, subject to certain exceptions, contain: limitations on liens and further negative pledges; limitations on sale-leaseback transactions; limitations on debt and prepayments, redemptions or repurchases of certain debt and equity; limitations on mergers and asset sales; limitations on sales, transfers and other dispositions of assets; limitations on loans and certain other investments; limitations on restrictions affecting subsidiaries; (i) limitations on transactions with affiliates; (ii) limitations on changes to accounting policies or (iii) fiscal periods; limitations on speculative hedge transactions; and restrictions on modification or waiver of material documents in a manner materially adverse to the lenders.

In addition, the Credit Facility includes financial covenants requiring that we maintain a maximum total leverage ratio and minimum interest coverage ratio. The terms of the Credit Facility require us to maintain a leverage ratio (which is the ratio of our total funded debt less certain amounts of unrestricted cash, to Credit Agreement EBITDA, as defined, for the preceding four fiscal quarters (“Leverage Ratio”) of not greater than 3.75 to 1.00 for fiscal quarters ending from September 30, 2012 through September 30, 2013, and not greater than 3.50 to 1.00 for fiscal quarters ending thereafter. In addition, we must maintain an interest coverage ratio (which is the ratio of Credit Agreement EBITDA for the preceding four fiscal quarters to cash interest expense for such period) of not less than 3.50 to 1.00 for any fiscal quarters ending on or after September 30, 2012. Credit Agreement EBITDA is calculated in accordance with the definition contained in our Amended and Restated Credit Agreement. Credit Agreement EBITDA is generally defined as consolidated net income of RockTenn for any fiscal period plus the following to the extent such amounts are deducted in determining such consolidated net income: (i) consolidated interest expense, (ii) consolidated tax expenses, (iii) depreciation and amortization expenses, (iv) financing expenses and write-offs, including remaining portions of original issue discount on prepayment of indebtedness, prepayment premiums and commitment fees, (v) inventory expenses associated with the write up of Smurfit-Stone inventory acquired in the merger and other permitted acquisitions, (vi) all other non-cash charges, (vii) all legal, accounting and professional advisory expenses incurred in respect of the Smurfit-Stone Acquisition and other permitted acquisitions and related financing transactions, (vii) certain expenses and costs incurred in connection with the Smurfit-Stone Acquisition and associated synergies, restructuring charges, and certain other charges and expenses, subject to certain limitations specified in the Credit Facility, (viii) certain other charges and expenses unrelated to the Smurfit-Stone Acquisition subject to certain specified limitations in the Credit Facility, and (ix) for certain periods, run-rate synergies expected to be achieved due to the Smurfit-Stone Acquisition not already included in EBITDA and adjustments to include Smurfit-Stone EBITDA as outlined in the Amended and Restated Credit Agreement related to periods prior to the acquisition (“Credit Agreement EBITDA”). We test and report our compliance with these covenants each quarter. We are in compliance with all of our covenants.

The credit facilities also contain certain customary events of default, including relating to non-payment, breach of representations, warranties or covenants, default on other material debt, bankruptcy and insolvency events, invalidity or impairment of loan documentation, collateral or subordination provisions, change of control and customary ERISA defaults. The term “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

(f)
On May 27, 2011, we entered into a Credit Agreement, which we terminated on September 27, 2012 as discussed below, (the “Terminated Credit Facility”) with an original maximum principal amount of $3.7 billion before scheduled payments. The Terminated Credit Facility included a $1.475 billion, 5-year revolving credit facility, a $1.475 billion, 5-year term loan A facility, and included a $750 million, 7-year term loan B facility prior to its repayment on February 22, 2012. The borrowings under the Credit Facility were primarily used to finance the Smurfit-Stone Acquisition in part, to repay certain outstanding indebtedness of Smurfit-Stone, to refinance certain of our existing credit facilities, to pay for fees and expenses incurred in connection with the acquisition, and for other corporate purposes. The variable interest rate, including the applicable margin, on our term loan A facility, before the effect of interest rate swaps, was 2.23% at September 30, 2011. Interest rates on our revolving credit facility for borrowings both in the U.S. and Canada ranged from 3.25% to 4.00% at September 30, 2011. On May 27, 2011, at the effective time of the Smurfit-Stone Acquisition, in connection with our entry into the Terminated Credit Facility, we terminated our then existing credit agreement, dated as of March 5, 2008, as amended, following the payment in full of all outstanding indebtedness under the then existing credit agreement. There were no material early termination penalties incurred as a result of the termination. We recorded a loss on extinguishment of debt of $39.5 million primarily for fees paid to certain creditors and third parties and to write-off certain unamortized deferred financing costs related to the termination and capitalized approximately $43.3 million of debt issuance costs in other assets related to the new credit agreements, including amounts related to our receivables-backed financing facility.

On December 2, 2011, we amended our Terminated Credit Facility which permitted the issuance of debt that could be secured on an equal and ratable basis with the Terminated Credit Facility provided no portion of the term loan B facility remained outstanding. The amendment also provided for a $227.0 million term loan A2 tranche to be drawn upon by us in either a single drawing or in two separate drawings in minimum draws of $100.0 million, at our discretion, on or prior to March 31, 2012, and amended other terms of a technical nature. On February 22, 2012, we repaid our term loan B facility using the proceeds from the issuance of the March 2019 and March 2022 Notes. We recorded a loss on extinguishment of debt of $0.8 million to write-off unamortized deferred financing costs. The repayment of our term loan B facility, in conjunction with our then current credit rating removed the security pledge from our Terminated Credit Facility and our March 2013 Notes. Borrowings under the term loan B facility had applicable margins of 2.75% for LIBOR-based loans (with LIBOR to be no lower than 0.75%) and 1.75% for base rate-based loans. The interest rate for borrowings under the term loan B facility was 3.50% at September 30, 2011.

On March 14, 2012, we drew down the full amount of the term loan A2 tranche, along with revolver borrowings, to pay off our March 2016 Notes. On March 30, 2012, we amended our Terminated Credit Facility which provided for the ability to guaranty the obligations of any restricted subsidiary in respect of indebtedness incurred by a restricted subsidiary to the extent such indebtedness is permitted under the Credit Agreement, to incur unsecured indebtedness in respect of letters of credit, letters of guaranty or similar instruments having an aggregate face amount not to exceed $100.0 million at any time outstanding and to incur indebtedness in an aggregate principal amount of up to $50.0 million pursuant to an “additional indebtedness” carveout to the indebtedness covenant in the Credit Agreement. The applicable margin on LIBOR based term loan A2 was dependent upon our Leverage Ratio.

On September 27, 2012, in connection with our entry into the Credit Facility, we terminated our then existing credit agreement, dated as of May 27, 2011, as amended, following the payment in full of all outstanding indebtedness under the Terminated Credit Facility. There were no early termination penalties incurred as a result of the termination of the Terminated Credit Facility. We recorded a loss on extinguishment of debt of $4.6 million primarily to write-off certain unamortized deferred financing costs related to the termination and capitalized approximately $4.0 million of debt issuance costs in other assets.

(g)
On May 27, 2011, we increased our receivables-backed financing facility (the “Receivables Facility”) to $625.0 million from $135.0 million. The Receivables Facility has been amended to include the trade receivables of additional RockTenn subsidiaries. In addition, the maturity date of the Receivables Facility has been extended until the third anniversary of the Smurfit-Stone Acquisition. Except for $51.0 million classified as short-term at September 30, 2012 that is expected to require the use of current assets for repayment, the borrowings are classified as long-term at September 30, 2012 and September 30, 2011. The borrowing rate, which consists of a blend of the market rate for asset-backed commercial paper and the one month LIBOR rate plus a utilization fee, was 1.34% and 1.36% as of September 30, 2012 and September 30, 2011, respectively. The commitment fee for this facility was 0.30% and 0.30% as of September 30, 2012 and September 30, 2011, respectively. Borrowing availability under this facility is based on the eligible underlying accounts receivable and certain covenants. The agreement governing the Receivables Facility contains restrictions, including, among others, on the creation of certain liens on the underlying collateral. We test and report our compliance with these covenants monthly. We are in compliance with all of our covenants. At September 30, 2012 and September 30, 2011, maximum available borrowings, excluding amounts outstanding, under this facility were approximately $464.0 million and $559.9 million, respectively. The carrying amount of accounts receivable collateralizing the maximum available borrowings at September 30, 2012 was approximately $838.3 million. We have continuing involvement with the underlying receivables as we provide credit and collections services pursuant to the securitization agreement.

(h)	We repaid the industrial development revenue bonds issued by various municipalities in which we maintain facilities on October 3, 2011.

As of September 30, 2012, the aggregate maturities of debt for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2013	$261.3
Fiscal 2014	481.2
Fiscal 2015	122.5
Fiscal 2016	122.3
Fiscal 2017	975.9
Thereafter	1,457.0
Unamortized bond discount	(7.7)
Total debt	$3,412.5